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                                                                   EXHIBIT 10.54

July 15, 2002

Arthur A. Siciliano, Ph.D.
13 Salt Marsh Lane
Gloucester, MA   01930

                 Re: Amendment to Executive Employment Agreement
Dear Art,

This letter agreement serves to further amend the Amended Executive Employment Agreement dated as of April 1, 2001, by and between you and PolyMedica Corporation. (the "Company") as amended on June 8, 2001, September 25, 2001 and May 31, 2002 (together, the "Executive Employment Agreement").

      Term of Employment. The Employment Period, as defined in Section 2 of the Amended Executive Employment Agreement, is extended to February 28, 2004.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                  Very truly yours,


                                  /s/ Steven J. Lee
                                  ------------------------------------
                                  Steven J. Lee
                                  Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:


/s/ Arthur A. Siciliano
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Arthur A. Siciliano